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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

CELLPOINT INC.
CHERTSEY, ENGLAND

    We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement on Form S-3 of our report, dated September 1, 2000 relating to the financial statements of CellPoint Inc. for the years ended June 30, 2000 and June 30, 1999.

    We also consent to the reference to us under the caption "Experts" in the Prospectus.

/s/ BDO STOY HAYWARD
BDO Stoy Hayward

London, England
December 28, 2000